WEITZ PARTNERS, INC.

Partners Value Fund

S E M I - A N N U A L

R E P O R T

September 30, 2002

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WPVLX

WEITZ SERIES FUND, INC. — PARTNERS VALUE FUND
Historical Performance Information

The table below gives a long-term perspective of the Partners Value Fund (the “Fund”) and its predecessor, Weitz Partners II-Limited Partnership (the “Predecessor Partnership”). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended September 30, 2002, calculated in accordance with SEC standardized formulas.

Period Ended	Partners II	S&P 500	Period Ended	Partners Value	S&P 500

12/31/83†	9.9%	4.2%	12/31/94	–9.0%	1.3%
12/31/84	14.5	6.3	12/31/95	38.7	37.5
12/31/85	40.7	31.7	12/31/96	19.2	22.9
12/31/86	11.1	18.7	12/31/97	40.6	33.4
12/31/87	4.3	5.3	12/31/98	29.1	28.6
12/31/88	14.9	16.5	12/31/99	22.1	21.0
12/31/89	20.3	31.6	12/31/00	21.1	–9.1
12/31/90	–6.3	–3.1	12/31/01	–0.9	–11.8
12/31/91	28.1	30.2	9/30/02††	–25.1	–28.1
12/31/92	15.1	7.6	Cumulative	1,342.1	754.7
12/31/93	23.0	10.1
			Average Annual Compound Growth (Since inception June 1, 1983)	14.8	11.7

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended September 30, 2002, was -20.8%, 8.9% and 15.0%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†	Return is for the period 6/1/83 through 12/31/83
††	Return is for the period 1/1/02 through 9/30/02
2

WEITZ SERIES FUND, INC. — PARTNERS VALUE FUND
September 30, 2002 - Semi-Annual Report

October 7, 2002

Dear Fellow Shareholder:

The bear market continues. We’re actually starting to feel a lot more optimistic because some of our favorite companies are getting very cheap, but before we get into that, here is the scorecard for our portfolio and the rest of the stock market. This table compares our Fund to the S&P 500 (large companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a good proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services). (All numbers assume reinvestment of dividends and are calculated after deducting all expenses except the 10-year Nasdaq number for which reinvestment of dividend information was not available).

	3rd Qtr. 2002	Ytd 2002	1-Year	3-Years	5-Years	10-Years
Weitz Partners Value Fund	–13.3%	–25.1%	–20.8%	–1.6%	8.9	15.0
S&P 500	–17.3	–28.1	–20.5	–12.9	–1.6	9.0
Nasdaq	–19.8	–39.7	–21.5	–24.5	–6.7	7.2
Russell 2000	–21.4	–25.1	–9.3	–4.1	–3.2	8.0
Average Growth and Income Fund*	—	—	–18.0	–8.4	–1.9	8.3

*Source: Lipper Analytical Services. We contract with Lipper to provide one, three, five, and ten-year data only.

        As you can see, we are down marginally less than the S&P 500, our primary benchmark, but no sector of the market has been spared dramatic losses this year. The longer-term comparisons are much more favorable, and while, as they say, “You can’t eat relative performance,” we would like to think that the long-term record reflects an investment approach that should continue to deliver reasonable returns in the years to come.

Market Commentary — Reasons for Optimism

        The combination of ingredients that has made this “correction” worse than usual has been well documented: (1) a 25-year bull market during which stocks rose more than tenfold led to over-confidence and over-valuation; (2) a 10-year economic expansion and capital spending boom created over-capacity, then recession, in many industries; (3) September 11 affected consumer confidence and travel patterns, and added significant costs to doing business; (4) the seemingly endless disclosures of lapses in integrity in corporate America have shaken confidence in businesses and their financial reports.

        The dimensions of this bear market are staggering. As of September 30, 2002, the S&P 500 and Nasdaq have fallen roughly 45% and 78%, respectively, from their March, 2000 highs. Countless technology and telecommunications companies have fallen 90+% or disappeared altogether. Something on the order of $7 trillion of equity values has evaporated over this period. During this same 2 1/2 year timeframe, our Fund has declined by ‘only’ about 9% from its March 2000 high, but as the selling has broadened this year, we have ‘participated’ all too fully. As an old timer in the investment business, this period has been very reminiscent of 1973-74.

3

        Strangely enough, as the gloom intensifies in Wall Street, we are starting to feel much more optimistic. There are still plenty of things to worry about — war with Iraq, softening consumer and housing sectors, depressed conditions in the technology and telecom industries, high levels of consumer and corporate debt, etc. However, at this point the problems are pretty well recognized and the adjustment process is underway.

        Credit is less available and more expensive, and companies have become much more realistic about slowing their expansion plans, cutting costs, and repairing their balance sheets. There is more focus on free cash flow. Companies are adjusting their operations to the new, harsher economic reality and for most, this should lead to stronger profits and a more solid base for future growth.

        The recession will run its course. Integrity issues will fade as perpetrators are punished, rules are changed, and corporate governance gets a much-needed overhaul. Accountants will presumably do their work more carefully and have the courage to require financial statements that accurately reflect economic reality. This is not to say that the business world will be perfect, but the revulsion, fear, and confusion that are contributing to the weak market should fade in time.

        Most importantly, lots of stocks are looking downright cheap. Our top ten holdings, which make up almost 50% of our portfolio, are all selling at significant discounts to our assessment of their intrinsic values. These are stocks that have been in our Fund for between one year (Washington Post) and 16 years (Berkshire Hathaway), and in several cases, we have added to the positions as prices have fallen.

        Berkshire Hathaway (7.2%) is, arguably, the world’s strongest insurance company and is in a great position to take advantage of very high insurance rates. Huge liquid reserves (increased every day by a collection of prosaic but cash-generating businesses) are available to buy securities, tangible assets like natural gas pipelines, and whole businesses. Warren Buffett is the portfolio manager.

        Liberty Media (6.1%) owns a portfolio of public and private media assets we estimate to be worth at least twice the stock price. It is managed by John Malone, who has a terrific record of building value for shareholders, and has access to capital to make opportunistic acquisitions.

        Park Place Entertainment (4.9%) is the world’s largest gaming company, formed through the merger of four separate casino companies. New management has work to do in integrating the four operations and bringing margins up to industry standards, but the company already generates significant amounts of free cash flow. With modest success and a stronger economy, the stock could be worth twice current price.

        Washington Mutual (5.9%) is the largest U.S. savings and loan. It has a history of strong returns on equity and earnings growth. Investors are skeptical that WM can maintain its historical growth rate, but at 8 times current earnings and yielding 3.4%, the stock seems undervalued.

4

        Host Marriott (4.6%) is a real estate investment trust which owns a large portfolio of luxury hotels. The hotel business has been depressed since September 11, but the stock is $9 while replacement cost for the hotels is probably $20. With very few new luxury hotel rooms being built, we expect the supply-demand equation to shift in Host’s favor as business travel returns to normal. Within 2-3 years, we expect Host may be able to top its 2000 level of free cash flow of $1.50 and dividend of $1.04 and may sell in the mid- to upper-teens.

        Comcast (5.5%) is, arguably, the best managed cable TV company. It generated significant free cash in 2002 and owns very valuable programming assets. Investors are skeptical about Comcast’s ability to integrate its AT&T cable acquisition. We are believers that Comcast should be able to repeat past successes, regain its reputation as the premier public cable company, and return to a much higher valuation.

        Countrywide Credit (4.0%) is a leading mortgage originator and servicer. It is perceived to be a cyclical stock whose earnings will collapse when interest rates rise and the current refinancing boom ends. We believe that Countrywide has diversified its business and prepared itself for the next interest rate cycle in a way that could (pleasantly) surprise Wall St. The stock sells at about 8 times this year’s earnings, and we believe that earnings can grow from current levels.

        Washington Post (3.7%) Aside from its flagship newspaper, Post owns network TV stations, Newsweek Magazine, cable TV, and a rapidly growing education business (Kaplan). It has a very long-term focus on growing the business and does nothing to “smooth” short-term results, so Wall St. tends to ignore it. Nevertheless, although its stock is up over 25% since we bought it a year ago, we believe it is worth considerably more than its September 30 price of $649.

        Hilton Hotels (3.6%) owns large business-oriented and resort hotels, franchises several brands of limited service hotels, and develops timeshare properties. Although its business is more diversified than Host Marriott’s, it suffers from the same weak business travel environment. We believe it has the same sort of upside potential as Host when the business travel market revives.

        Citizens Communications (3.3%) is a pure play on rural wireline telephone. “Telephone” is a 4-letter word in this market, and investors are not interested (today) in a company which is in the least competitive sector of the telecom world and is generating a strong, growing stream of free cash flow. Very conservative assumptions lead us to a private market value of $12 which is almost twice the quarter-end stock price.

        The balance of the portfolio contains some very cheap smaller companies, new positions in some quality companies that have been victims of the bear market, and some good companies that are not as cheap because their stocks have held up well in the decline (as well as 21% cash and reserves). When emotions rule, cheap stocks can get cheaper, but from today’s price levels, our portfolio appears to have more upside potential than it has for some time.

5

Outlook

        This bear market has erased many of the excesses of the tech bubble, but bear markets have been known to over-correct. It is futile to try to call a bottom. However, we like our stocks at today’s prices and that is a good starting point. At some point in the next several quarters, we would expect a combination of improving economic conditions and more positive investor sentiment to lead to recognition of the values of the businesses in our portfolio. In the meantime, we appreciate the patience and understanding of our shareholders.

Sincerely, ,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

6

WEITZ SERIES FUND, INC. — PARTNERS VALUE FUND Schedule of Investments in Securities September 30, 2002 (Unaudited)

Shares or units		Cost	Value
	COMMON STOCKS — 78.8%
	Advertising & Marketing — 0.9%
350,000	Interpublic Group of Companies, Inc.	$4,664,450	$5,547,500
400,100	Valassis Communications, Inc.*	6,758,335	14,031,507

		11,422,785	19,579,007

	Banking — 11.4%
1,474,400	Greenpoint Financial Corp.	28,575,762	61,541,456
3,102,846	U.S. Bancorp	52,604,370	57,650,879
4,100,000	Washington Mutual, Inc.	112,736,737	129,027,000

		193,916,869	248,219,335

	Cable Television — 8.1%
8,167,995	Adelphia Communications Corp. CL A*	1,061,839	1,020,999
13,633,000	Charter Communications, Inc., CL A*	118,502,126	25,357,380
5,804,600	Comcast Corp. Special - CL A*	151,284,970	121,083,956
3,146,170	Insight Communications Co.* †	55,211,434	29,039,149

		326,060,369	176,501,484

	Consumer Products and Services — 1.2%
3,677,200	Six Flags, Inc.*	59,102,468	12,943,744
532,300	Waste Management, Inc.	12,257,721	12,413,236

		71,360,189	25,356,980

	Financial Services — 7.8%
1,000	Berkshire Hathaway, Inc. CL A*	56,925,853	73,900,000
34,049	Berkshire Hathaway, Inc. CL B*	65,816,954	83,930,785
200,000	Fannie Mae	13,181,185	11,908,000
1,486,500	Imperial Credit Industries, Inc.*	37,163	5,946

		135,961,155	169,744,731

	Information and Data Processing — 0.0%
130,409	Intelligent Systems Corp.*	122,348	214,523

The accompanying notes form an integral part of these financial statements. 7

WEITZ SERIES FUND, INC. — PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Shares or units		Cost	Value
	Lodging and Gaming — 9.3%
1,424,500	Extended Stay America, Inc.*	$8,928,460	$18,091,150
6,874,300	Hilton Hotels Corp.	62,024,029	78,229,534
13,342,700	Park Place Entertainment Corp.*	134,785,598	106,074,465

		205,738,087	202,395,149

	Media and Entertainment — 9.9%
114,800	Daily Journal Corp.* †	2,952,881	2,870,000
18,467,700	Liberty Media Corp.- A*	229,989,459	132,598,086
125,000	Washington Post Co. CL B	63,730,250	81,125,000

		296,672,590	216,593,086

	Mortgage Banking — 4.0%
1,868,700	Countrywide Credit Industries, Inc.	55,055,834	88,109,205

	Printing Services — 0.1%
2,751,600	Mail-Well, Inc.* †	23,113,253	2,861,664

	Real Estate and Construction — 2.7%
2,496,700	Catellus Development Corp.*	35,680,420	46,064,115
369,300	Forest City Enterprises, Inc. CL A	5,137,132	12,002,250

		40,817,552	58,066,365

	Real Estate Investment Trusts — 7.2%
400,000	Archstone-Smith Trust	9,405,978	9,552,000
130,000	Avalonbay Communities, Inc.	5,767,049	5,434,000
50,000	Cousins Properties, Inc.	1,075,500	1,150,000
10,714,400	Host Marriott Corp.	99,855,445	99,429,632
104,675	Medical Office Properties, Inc.#	2,088,266	1,046,750

The accompanying notes form an integral part of these financial statements. 8

WEITZ SERIES FUND, INC. — PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Shares or units		Cost	Value
	Real Estate Investment Trusts — (Continued)
457,830	Newcastle Investment Holdings, Inc.#	$8,176,916	$8,240,940
864,152	Redwood Trust, Inc.†	16,214,281	23,617,274
240,000	Vornado Realty Trust	9,705,225	9,468,000

		152,288,660	157,938,596

	Retail — 3.4%
200,000	Kroger Co.*	3,621,180	2,820,000
3,188,400	Safeway, Inc.*	114,490,287	71,101,320

		118,111,467	73,921,320

	Telecommunications — 11.3%
1,488,500	Alltel Corp.	79,644,633	59,733,505
1,757,735	AT&T Wireless Services, Inc.*	27,031,798	7,241,868
491,692	Centennial Communications Corp.*	4,559,317	1,425,907
10,473,900	Citizens Communications Co.*	128,765,946	71,013,042
18,578,000	Qwest Communications International, Inc.	226,092,483	42,357,840
1,138,000	Sprint Corp.	21,622,000	10,378,560
1,039,800	Telephone and Data Systems, Inc.	76,982,914	52,457,910
111,100	United States Cellular Corp.*	5,212,245	3,286,338

		569,911,336	247,894,970

	Utilities — 1.5%
3,158,900	Westar Energy, Inc.	62,809,288	31,778,534

	Total Common Stocks	2,263,361,782	1,719,174,949

	CONVERTIBLE PREFERRED STOCKS — 0.1%
130,000	Citizens Communications Co. - Equity Units**	1,794,903	2,033,200

The accompanying notes form an integral part of these financial statements. 9

WEITZ SERIES FUND, INC. — PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Face amount		Cost	Value
	CORPORATE BONDS — 0.3%
$ 5,000,000	Charter Communications, Inc. 8.25% 4/01/07	$3,143,003	$3,100,000
5,000,000	Charter Communications, Inc. 10.75% 10/01/09	3,318,900	3,175,000

	Total Corporate Bonds	6,461,903	6,275,000

	U.S. GOVERNMENT AND AGENCY SECURITIES — 5.0%
40,000,000	Federal Home Loan Bank 3.625% 10/15/04	39,589,670	41,266,800
60,000,000	Federal Home Loan Bank 4.125% 11/15/04	59,697,514	62,516,280
2,500,000	Federal Home Loan Bank 6.44% 11/28/05	2,501,383	2,800,790
3,000,000	Fannie Mae 6.56% 11/26/07	3,000,000	3,022,566

	Total U.S. Government and Agency Securities	104,788,567	109,606,436

	SHORT-TERM SECURITIES — 15.9%
45,850,272	Milestone Treasury Obligations Portfolio	45,850,272	45,850,272
88,494,319	Wells Fargo Government Money Market Fund	88,494,319	88,494,319
50,000,000	Federal Farm Credit Bank Discount Notes
	due 11/05/02 to 11/07/02	49,916,960	49,916,970
135,000,000	Federal Home Loan Bank Discount Notes
	due 10/30/02 to 12/04/02	134,698,192	134,706,960
29,000,000	U.S. Treasury Bill due 11/07/02	28,952,311	28,954,093

	Total Short-Term Securities	347,912,054	347,922,614

	Total Investments in Securities	$2,724,319,209	2,185,012,199

	Covered Call Options Written — (0.1%)		(2,321,250)
	Other Assets Less Liabilities — 0.0%		398,610

	Total Net Assets — 100%		$2,183,089,559

	Net Asset Value Per Share		$15.51

The accompanying notes form an integral part of these financial statements. 10

WEITZ SERIES FUND, INC. — PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

No. of contracts		Expiration date/ Strike price	Value
	COVERED CALL OPTIONS WRITTEN
2,000	Comcast Corp. Special - CL A*	January 2003 /17.50	$(1,100,000)
3,500	Interpublic Group of Companies, Inc.	January 2003 /15	(1,006,250)
1,000	Safeway, Inc.*	January 2003 /22.50	(215,000)

	Total Call Options Written		$(2,321,250)
	(premiums received $1,711,048)

*	Non-income producing

†	Non-controlled affiliate

#	Restricted and/or illiquid security

**	Each Equity Unit consists of a purchase contract for shares of Citizens Communications Co. common stock and a senior note due August 17, 2006 issued by Citizens Communications Co.

The accompanying notes form an integral part of these financial statements. 11

WEITZ SERIES FUND, INC. — PARTNERS VALUE FUND Statement of Assets and Liabilities September 30, 2002 (Unaudited)

Assets:
Investments in securities, at value:
Unaffiliated issuers (cost $2,626,827,360)	$2,126,624,112
Non-controlled affiliates (cost $97,491,849)	58,388,087	$2,185,012,199

Accrued interest and dividends receivable		5,401,816
Receivable for fund shares sold		31,416
Other		10,495

Total assets		2,190,455,926

Liabilities:
Due to adviser		2,056,291
Payable for securities purchased		2,683,678
Covered call options written, at value (proceeds received $1,711,048)		2,321,250
Payable for fund shares redeemed		171,046
Other expenses		134,102

Total liabilities		7,366,367

Net assets applicable to outstanding capital stock		$2,183,089,559

Net assets represented by:
Paid-in capital		2,743,390,941
Accumulated undistributed net investment income		4,366,584
Accumulated undistributed net realized loss		(24,750,754)
Net unrealized depreciation of investments		(539,917,212)

Total representing net assets applicable to shares outstanding		$2,183,089,559

Net asset value per share of outstanding capital stock
(140,740,719 shares outstanding)		$15.51

The accompanying notes form an integral part of these financial statements 12

WEITZ SERIES FUND, INC. — PARTNERS VALUE FUND Statement of Operations Six months ended September 30, 2002 (Unaudited)

Investment income:
Dividends		$12,294,695
Interest		6,708,963

Total investment income		19,003,658

Expenses:
Investment advisory fee		13,291,008
Administrative fee		936,931
Custodial fees		35,394
Directors fees		22,794
Other expenses		346,737

Total expenses		14,632,864

Net investment income		4,370,794

Realized and unrealized gain (loss) on investments:
Net realized loss on securities	$(25,343,844)
Net realized gain on options written	623,282

Net realized loss		(24,720,562)
Net unrealized depreciation of investments		(741,965,937)

Net realized and unrealized loss on investments		(766,686,499)

Net decrease in net assets resulting from operations		$(762,315,705)

The accompanying notes form an integral part of these financial statements. 13

WEITZ SERIES FUND, INC. — PARTNERS VALUE FUND Statements of Changes in Net Assets

	Six months ended Sept. 30, 2002 (Unaudited)	Year ended March 31, 2002
Increase (decrease) in net assets:
From operations:
Net investment income	$4,370,794	$19,843,049
Net realized gain (loss)	(24,720,562)	18,704,055
Net unrealized depreciation	(741,965,937)	(65,314,035)

Net decrease in net assets resulting from operations	(762,315,705)	(26,766,931)

Distributions to shareholders from:
Net investment income	(845,970)	(28,561,720)
Net realized gains	(18,670,718)	(33,213,648)

Total distributions	(19,516,688)	(61,775,368)

Capital share transactions:
Proceeds from sales	322,514,640	1,441,917,235
Payments for redemptions	(512,636,797)	(669,000,589)
Reinvestment of distributions	18,166,061	57,956,228

Total increase (decrease) from capital share transactions	(171,956,096)	830,872,874

Total increase (decrease) in net assets	(953,788,489)	742,330,575

Net assets:
Beginning of period	3,136,878,048	2,394,547,473

End of period (including undistributed investment income of
$4,366,584 and $841,760, respectively)	$2,183,089,559	$3,136,878,048

The accompanying notes form an integral part of these financial statements. 14

WEITZ SERIES FUND, INC. — PARTNERS VALUE FUND
Financial Highlights

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2002	Year ended March 31,		Three months ended	Year ended December 31,
	(Unaudited)	2002	2001	March 31, 2000**	1999	1998	1997
Net asset value, beginning of period	$ 20.79	$ 21.27	$ 18.75	$ 20.02	$ 17.68	$ 15.45	$ 11.52

Income (loss) from investment operations:
Net investment income	0.03	0.13	0.31	0.08	0.21	0.06	0.13
Net gain (loss) on securities
(realized and unrealized)	(5.18)	(0.14)	3.67	(0.43)	3.42	4.00	4.33

Total from investment operations	(5.15)	(0.01)	3.98	(0.35)	3.63	4.06	4.46

Less distributions:
Dividends from net investment income	(0.01)	(0.21)	(0.30)	(0.20)	(0.05)	(0.16)	—
Distributions from realized gains	(0.12)	(0.26)	(1.16)	(0.72)	(1.24)	(1.67)	(0.53)

Total distributions	(0.13)	(0.47)	(1.46)	(0.92)	(1.29)	(1.83)	(0.53)

Net asset value, end of period	$ 15.51	$ 20.79	$ 21.27	$ 18.75	$ 20.02	$ 17.68	$ 15.45

Total return	-24.8%†	-0.1%	21.9%	-1.8%†	22.1%	29.1%	40.6%

Ratios/supplemental data:
Net assets, end of period ($000)	2,183,090	3,136,878	2,394,547	1,241,628	1,143,374	292,331	133,737
Ratio of expenses to average net assets	1.09%*	1.08%	1.13%	1.19%*	1.24%	1.25%	1.24%
Ratio of net investment income to
average net assets	0.33%*	0.69%	1.77%	1.77%*	1.57%	0.34%	1.11%
Portfolio turnover rate	16%†	10%	29%	5%†	29%	36%	30%

*	Annualized

†	Not Annualized

**	The Fund changed its fiscal year end from December 31 to March 31, in this period.

The accompanying notes form an integral part of these financial statements. 15

WEITZ SERIES FUND, INC. — PARTNERS VALUE FUND Notes to Financial Statements September 30, 2002 (Unaudited)

(1)	Organization

Weitz Partners, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the “Fund”). The accompanying financial statements present the financial position and results of operations of the Fund. The Fund’s investment objective is capital appreciation.

The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2)	Significant Accounting Policies

The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a)	Valuation of Investments

Investments are carried at value determined using the following valuation methods:
•	Securities traded on a national or regional securities exchange and over-the-counter securities traded on the Nasdaq national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund’s Board of Directors.

When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

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The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

(b)	Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(c)	Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the issue sold.

(d)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(e)	Securities Sold Short

The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

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(3)	Related Party Transactions

The Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the six months ended September 30, 2002.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of the Fund’s shares.

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(4)	Capital Stock

The Company is authorized to issue a total of one billion shares of common stock with a par value of $.00001 per share. Three hundred million of these shares have been authorized by the Board of Directors to be issued by the Fund. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no other interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Six months ended Sept. 30, 2002 (Unaudited)	Year ended March 31, 2002
Transactions in shares:
Shares issued	17,429,591	67,989,701
Shares redeemed	(28,596,451)	(32,359,136)
Reinvested dividends	1,040,439	2,678,477

Net increase (decrease)	(10,126,421)	38,309,042

(5)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Fund are summarized as follows:

Year ended March 31, 2002
Distributions paid from:
Ordinary income	$34,143,952

Long-term capital gains	27,631,416

Total distributions	$61,775,368

As of March 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$2,357,507
Undistributed long-term gains	17,148,866
Unrealized appreciation	202,024,639

$221,531,012

As of March 31, 2002, the difference between book basis and tax basis unrealized appreciation and undistributed long-term gains is attributed to the deferral of losses on wash sales.

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(6)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $441,379,306 and $346,676,357, respectively. The cost of investments for Federal income tax purposes is $2,724,343,296. At September 30, 2002, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $205,388,819 and $744,719,916 respectively.

(a)	Illiquid Securities

The Fund owns certain securities which have a limited trading market and therefore may be illiquid. Such securities have also been valued at fair value in accordance with the procedures described in Note 2. Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed. These differences could be material. Illiquid securities owned at September 30, 2002, include the following:

Cost
Medical Office Properties, Inc.	$2,088,266
Newcastle Investment Holdings, Inc.	8,176,916

Total illiquid securities	$10,265,182

The total value of these securities at September 30, 2002, was $9,287,690, representing 0.4% of the Fund’s net assets.

(b)	Covered Call Options

Transactions relating to covered call options are summarized as follows:

	Six months ended Sept. 30, 2002 (Unaudited)
	Number of Contracts	Premiums
Options outstanding, beginning of period	5,798	$1,852,951
Options written, during the period	6,500	1,711,048
Options exercised, during the period	(3,898)	(1,229,669)
Options expired, during the period	(1,900)	(623,282)

Options outstanding, end of period	6,500	$1,711,048

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(7)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held March 31, 2002	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2002	Value Sept. 30, 2002	Dividend Income	Realized Gains/(Losses)
Daily Journal Corp.	114,800	—	—	114,800	$2,870,000	$—	$—
Insight Communications Co.	2,602,700	543,470	—	3,146,170	29,039,149	—	—
Mail-Well, Inc.	2,751,600	—	—	2,751,600	2,861,66	—	—
Redwood Trust, Inc.	820,352	43800	—	864,152	23,617,274	1,271,801	—

Totals					$58,388,087	$1,271,801	$—

(8)	Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2002 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

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Board of Directors

    Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

Officers

    Wallace R. Weitz, President
    Mary K. Beerling, Vice-President & Secretary
    Linda L. Lawson, Vice-President
    Richard F. Lawson, Vice-President

Investment Adviser

    Wallace R. Weitz & Company

Distributor

    Weitz Securities, Inc.

Custodian

    Wells Fargo Bank Minnesota,
    National Association

Transfer Agent and Dividend Paying Agent

    Wallace R. Weitz & Company

Sub-Transfer Agent

    National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. — Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

10/25/02